Secured Term Loan Facilities and Revolving Credit Facilities	6 Months Ended
Jun. 30, 2026
Debt Disclosure [Abstract]
Secured Term Loan Facilities and Revolving Credit Facilities
7. Secured Term Loan Facilities and Revolving Credit Facilities

The following table shows secured term loan facilities, revolving credit facilities and total deferred financing costs split between current and non-current liabilities at December 31, 2025, and June 30, 2026:

	December 31, 2025	June 30, 2026
	(in thousands)
Current Liabilities
Current portion of secured term loan facilities and revolving credit facilities	$170,164	$141,768
Less: current portion of deferred financing costs	(2,098)	(1,781)
Current portion of secured term loan facilities and revolving credit facilities, net of deferred financing costs	$168,066	$139,987
Non-Current Liabilities
Secured term loan facilities and revolving credit facilities net of current portion, excluding amount due to related parties	$597,721	$645,186
Less: non-current portion of deferred financing costs	(3,761)	(3,245)
Non-current secured term loan facilities and revolving credit facilities, net of current portion and non-current deferred financing costs	$593,960	$641,941

July 2026 Post-Delivery Senior Secured Term Loan. On July 31, 2026, the Company and certain of its subsidiaries entered into a $121.8 million post-delivery secured term loan (the “July 2026 Post-Delivery Senior Secured Term Loan”) with ING Bank N.V., London Branch, Société Générale and Oversea-Chinese Banking Corporation Limited to finance the delivery of two newbuild 51,530 cubic-meter capacity ammonia-fueled, ice-class, liquefied ammonia carriers Navigator Amundsen and Navigator Archer (the "Two Ammonia Newbuild Vessels"). All pre-delivery payments under the shipbuilding contracts and the remaining portion of the delivery instalments for the Two Ammonia Newbuild Vessels will be funded from the cash resources. The July 2026 Post-Delivery Senior Secured Term Loan is amortizing with a balloon payment of $85.26 million, and bears interest at a rate of Term SOFR plus 135 basis points. The July 2026 Post-Delivery Senior Secured Term Loan matures at the earlier of 72 months after delivery of each vessel or 12 March 2035 (Ship Tranche A) and 12 July 2035 (Ship Tranche B). As of June 30, 2026, the facility was undrawn.

June 2026 Pre-Delivery Secured Term Loan. On June 18, 2026, the Company and certain of its subsidiaries entered into a $164.6 million secured pre-delivery term loan (the “June 2026 Pre-Delivery Secured Term Loan”) with BNP PARIBAS (acting through its Tokyo Branch) as lead lender to finance up to 80% of the pre-delivery instalments to the shipyard for two of the Company’s Four Ethylene Newbuild Vessels (as defined below), Navigator Polaris and Navigator Proxima. The Company will use cash on hand to pay the remainder of the pre-delivery construction costs. The June 2026 Pre-Delivery Secured Term Loan is non-amortizing with a bullet repayment of $164.6 million, and bears interest at a rate of Term SOFR plus 160 basis points. The June 2026 Pre-Delivery Secured Term Loan is designed to be refinanced by the June 2026 JOLCO Financing (see below) and matures at the earlier of the refinancing of the vessels under the June 2026 JOLCO Financing, delivery of the second vessel or April 27, 2028. As of June 30, 2026, the June 2026 Pre-Delivery Secured Term Loan was undrawn. On July 17, 2026, the Company drew $57.6 million from the June 2026 Pre-Delivery Secured Term Loan to recoup 80% of all pre-delivery instalments paid to the shipyard for the two vessels to date.

June 2026 JOLCO Financing. On June 18, 2026, the Company obtained committed Japanese Operating Lease with Call Option ("JOLCO") financing of $205.8 million to refinance the June 2026 Pre-Delivery Secured Term Loan and provide long-term post-delivery financing for two of the Company’s Four Ethylene Newbuild Vessels (as defined below), Navigator Polaris and Navigator Proxima. The Company has effective break options after 5 years and 8.5 years and the full tenor of the June 2026 JOLCO Financing is 15 years. Under the terms of the arrangement, upon delivery of the vessels in December 2026 and June 2027, the Company is currently expected to make quarterly payments of approximately $2.1 million per vessel. As of June 30, 2026, the June 2026 JOLCO Financing was undrawn. Throughout the June 2026 JOLCO Financing, the Company will at all times retain responsibility for the commercial and technical operation of the two vessels, including crewing, maintenance, insurance and ship management. The June 2026 JOLCO Financing remains subject only to customary conditions precedent and closing procedures at or around the time of delivery of each of the two vessels.

August 2021 Amendment and Restatement Agreement. On August 2, 2021, as part of the Ultragas Transaction, the Company entered into the August 2021 Amendment and Restatement Agreement with Danmarks Skibskredit A/S relating to a previously issued 2019 Senior Term Loan Facility to finance Happy Osprey, Happy Peregrine, Happy Pelican and Happy Penguin. The August 2021 Amendment and Restatement Agreement had a term of six years maturing in June 2026 and was for a maximum principal amount of $67.0 million. A repayment of $21.1 million was made for three of the four tranches of the facility on June 1, 2026, with the fourth and final tranche being repaid on June 15, 2026, for an amount of $8.0 million. As of June 30, 2026, the facility was fully repaid and all security granted by the Company over the four vessels was released.

July 2015 Santander Credit Facility B. On July 31, 2015, the Company entered into the July 2015 Santander Credit Facility B with Banco Santander, S.A to finance two LPG carriers, the Arctic Gas and Happy Avocet. The July 2015 Santander Credit Facility B was an amortizing facility, had a term of twelve years, maturing in January 2029, and was for a maximum principal amount of $55.8 million. A final payment of
$14.0 million was made on June 2, 2026, and as of June 30, 2026, the facility was fully repaid and all security granted by the Company over the two vessels was released.

March 2026 Senior Secured Term Loan. On March 2, 2026, the Company and certain of its subsidiaries entered into a $133.8 million senior secured pre- and post-delivery term loan (the “March 2026 Senior Secured Term Loan”) with ABN AMRO Bank N.V., Credit Agricole Corporate & Investment Bank and, Nordea Bank Abp, filial i Norge to partially finance the construction across two tranches of two of its ethylene newbuild vessels, Navigator Parsec and Navigator Pleione, and will use cash on hand to pay the remainder of the construction costs. The March 2026 Senior Secured Term Loan matures five years after delivery of the second vessel, and the borrowers have the option to extend the facility for a further 12 months. The facility is non-amortizing for the pre-delivery period and then each tranche amortizes from each vessel delivery, with a balloon repayment of $100.3 million on the five-year maturity date (if the 12-month extension is not taken). The facility bears interest at a rate of Term SOFR plus 150 basis points. As of June 30, 2026, the facility was partially drawn in the amount of $26.8 million.

Revolving Credit Facilities Drawdown. On April 2, 2026, in light of ongoing geopolitical developments in the Middle East and related market uncertainty, the Company drew $28.5 million of the revolving credit portion of its $111.8 million December 2022 Term Loan and Revolving Credit Facility and $62.9 million of the revolving credit portion of its $147.6 million August 2024 Term Loan and Revolving Credit Facility, totaling $91.4 million as a precautionary liquidity measure, placing the money on deposit. The Company continues to monitor market conditions and intends to repay the revolving credit amounts based on an assessment of market conditions, subject to the availability of cash and cash equivalents and other capital allocation considerations.